Exhibit 23(a)

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated, April 14, 2000 included in Cheshire Distributors, Inc.'s Form 10-KSB for the fiscal year ended December 31, 1999, and to all references to our firm included in this registration statement and the related prospectus.


                                         /S/
                                         COMISKEY & COMPANY, P.C.


May 25, 2000